UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2006
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50518 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)
9800 Richmond Avenue, Suite 680
Houston, Texas 77002
(Address of principal executive offices, including zip code)
713-339-8900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
S I G N A T U R E
EXHIBIT INDEX
Press Release

Item 8.01. Other Events.
     On April 20, 2006, Franklin Bank Corp. announced that it filed a registration statement on Form S-3 with the Securities and Exchange Commission to register a public offering of up to 3,450,000 shares of its Series A Non-Cumulative Perpetual Preferred Stock, including up to 450,000 shares that may be sold pursuant to an over-allotment option granted to the underwriter.
     A copy of the press release is furnished pursuant to Item 9.01.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release of Franklin Bank Corp. dated April 20, 2006.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: April 20, 2006	By:	/s/ Russell McCann
Russell McCann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Franklin Bank Corp. dated April 20, 2006.